FOR RELEASE:
Katie Doyle
Head of Marketing & Communications
kdoyle@localfirstbank.com
336-286-8741
FIRST BANCORP ANNOUNCES ACQUISITION OF FIRST CAROLINA BANCSHARES CORPORATION TO EXPAND ITS SOUTH CAROLINA PRESENCE
July 14, 2026
SOUTHERN PINES, N.C. and FLORENCE, S.C.
First Bancorp (Nasdaq: FBNC), the parent company of First Bank, and First Carolina Bancshares Corporation (“First Carolina”), the parent company of Carolina Bank & Trust Company (“Carolina Bank”), announced the signing of a definitive merger agreement under which First Bancorp will acquire First Carolina in a stock and cash transaction with an aggregate value of $166 million, based on First Bancorp's stock price of $64.22 as of July 13, 2026. The consideration payable to First Carolina shareholders consists of 1,967,017 shares of First Bancorp common stock and $40 million in cash.
The merger agreement, unanimously approved by the board of directors of each company, is expected to close in the fourth quarter of 2026 or early in the first quarter of 2027, subject to customary closing conditions, including First Carolina shareholder approval and regulatory approval.
Carolina Bank is a privately held community bank headquartered in Florence, South Carolina with approximately $831 million in assets. Founded in 1936, the Bank has had a longstanding presence in the Pee Dee region of South Carolina and operates 14 branches across six counties in the state. Offering a full range of financial services to individuals and small to mid-sized businesses, Carolina Bank is one of the top-performing community banks based in the Carolinas with an LTM return on average assets of 1.60% for the twelve months ended March 31, 2026.
“Carolina Bank has deep roots in the communities it serves and a strong reputation for relationship-based banking,” said Adam Currie, President and Chief Executive Officer of First Bank. “Their approach to serving customers aligns closely with our own, and we look forward to building on that foundation together. Carolina Bank’s model of local decision-making, with lending and service supported by bankers who live and work in their communities, reflects the same principles that have guided First Bank’s growth across the Carolinas.”
“This partnership brings together two organizations that share a commitment to community banking,” said Rick Beasley, Chairman and Chief Executive Officer of Carolina Bank. “Our customers will benefit from expanded resources, while continuing to work with the team they know and trust.”
Upon completion of the transaction, First Bancorp will strengthen its presence in South Carolina and enhance its ability to serve customers across the state. On a pro forma basis, First Bank will rank in the top 10 for deposit market share in both North and South Carolina based on June 30, 2025 FDIC deposit data. The combination is expected to increase First Bank's scale in key markets and support continued growth in commercial and retail banking and wealth management services throughout its entire footprint.
First Bancorp plans to release quarterly earnings on July 22, 2026 which are expected to be in line with market expectations and past performance.

Stephens Inc. served as financial advisor to First Bancorp, and Brooks, Pierce, McLendon, Humphrey & Leonard, LLP provided legal counsel. Piper Sandler & Co. served as financial advisor to First Carolina, and Nelson Mullins Riley & Scarborough LLP served as legal counsel.
INVESTOR PRESENTATION
Further information on the terms of this transaction will be included in an Investor Presentation to be filed by First Bancorp and First Carolina with the Securities and Exchange Commission (the "SEC").
FIRST BANCORP
First Bancorp is a bank holding company headquartered in Southern Pines, North Carolina. Its principal activity is the ownership and operation of First Bank, a state-chartered community bank established in 1935 providing a full range of financial services. First Bank operates a network of branches across North Carolina and South Carolina and focuses on delivering tailored financial solutions supported by local expertise. First Bancorp’s common stock is traded on the NASDAQ Global Select Market under the symbol “FBNC.” Visit our website at www.LocalFirstBank.com. Member FDIC, Equal Housing Lender.
FIRST CAROLINA BANCSHARES CORPORATION
First Carolina Bancshares Corporation is a bank holding company headquartered in Florence, South Carolina. Its principal activity is the ownership and operation of Carolina Bank & Trust, a community bank established in 1936. Carolina Bank & Trust provides banking, lending, and wealth management services to individuals and businesses across northeastern South Carolina. The Bank operates multiple branches across six South Carolina counties and is guided by a long-standing commitment to local decision-making and community relationships.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the expected completion and benefits of the proposed merger between First Bancorp and First Carolina. These statements are subject to risks and uncertainties that may cause actual results to differ materially. Factors that could affect results include, among others, the ability to obtain regulatory and shareholder approvals, the level of success of First Bancorp’s integration efforts, and general economic conditions.
ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT
This communication is being made in respect of the proposed transaction involving First Bancorp and First Carolina. This material is not a solicitation of any vote or approval by the shareholders of First Carolina and is not a substitute for the proxy statement/prospectus or any other documents which First Carolina may send to its shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.
In connection with the proposed transaction, First Bancorp intends to file with the SEC a Registration Statement on Form S-4 (“Registration Statement”) that will include a proxy statement of First Carolina and a prospectus of First Bancorp, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider First Bancorp’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. First Carolina will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF FIRST CAROLINA ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT

DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about First Bancorp at the SEC's website www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Bancorp on its website at www.localfirstbank.com.
First Bancorp, First Carolina and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of First Carolina’s shareholders in connection with the proposed transaction. Information about First Bancorp's directors and executive officers and their ownership of First Bancorp common stock is set forth in the proxy statement for First Bancorp's 2026 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 19, 2026. Other information regarding the persons who may, under the SEC's rules, be deemed to be participants in the solicitation of proxies of First Carolina’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.